Exhibit 10.23
Newfield Exploration Company
Non-Employee Director Compensation

	For Annual Periods beginning	For the Annual Period beginning
	on or after May 7, 2010	May 7, 2009
Annual Cash Retainer	$50,000	$50,000

Meeting Attendance Fees	None	• $1,500 for Board and Committee meetings if not on same day as Board meeting ($750 if telephonic) • $1,000 if on same day as Board but substantial time required

Committee Chair Fee	• Audit: $15,000 • Compensation & Management Development: $15,000	• Audit: $15,000 • Compensation & Management Development: $15,000
	• Nominating & Corporate Governance: $7,500	• Nominating & Corporate Governance: $6,000

Annual Stock Award[1]	• $150,000 of value in restricted stock • Vests day before next annual meeting	• $100,000 of value in restricted stock • Vests day before next annual meeting

Annual Lead Director Fee	$30,000	$15,000

[1]	For a description of the Non-Employee Director Restricted Stock Plan, see the “Non-Employee Director Compensation” and “Approval of the Newfield Exploration Company 2009 Non-Employee Director Restricted Stock Plan” sections of Newfield Exploration Company’s Proxy Statement for its May 7, 2009 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 16, 2009.